                 AmeriCredit Automobile Receivables Trust 1998-D
                      Class A-1 5.199 % Asset Backed Notes
                   Class A-2 Floating Rate Asset Backed Notes
                   Class A-3 Floating Rate Asset Backed Notes
                   Class A-4 Floating Rate Asset Backed Notes
                       Preliminary Servicer's Certificate


This Servicer's Certificate has been prepared pursuant to Section 4.9 of the Sale and Servicing Agreement among AmeriCredit Automobile Receivables Trust 1998-D, as Issuer, AmeriCredit Financial Services, Inc., as Servicer, AFS Funding Corp., as Seller, and Bank One, N.A., as Backup Servicer and Trust Collateral Agent, dated as of December 1, 1998. Defined terms have the meanings assigned to them in the Sale and Servicing Agreement or in other Transaction Documents.



The undersigned hereby certifies that no Trigger Event has occurred on the related Determination Date and that, to the knowledge of the Servicer, no Insurance Agreement Event of Default has occurred.



Monthly Period Beginning:     06/01/99
Monthly Period Ending:        06/30/99

I.    MONTHLY PERIOD RECEIVABLES PRINCIPAL BALANCE CALCULATION:

      A.  Beginning of period Aggregate Principal Balance                                                              $544,434,826
                                                                                                                       ------------

      B.  Purchase of Subsequent Receivables                                                                                      0
                                                                                                                       ------------

      C.  Monthly Principal Amounts

          (1)   Collections on Receivables outstanding
                  at end of period                                                                        15,130,595
                                                                                                        ------------
          (2)   Collections on Receivables paid off
                  during period                                                                            5,632,234
                                                                                                        ------------
          (3)   Receivables becoming Liquidated Receivables
                  during period                                                                            3,462,649
                                                                                                        ------------
          (4)   Receivables becoming Purchased Receivables
                  during period
                                                                                                        ------------
          (5)   Cram Down Losses occurring during period
                                                                                                        ------------
          (6)   Other Receivables adjustments                                                               161,291
                                                                                                        ------------
          (7)   Less amounts allocable to Interest                                                       (7,548,331)
                                                                                                        ------------

          Total Monthly Principal Amounts                                                                                16,838,438
                                                                                                                       ------------

      D.  End of period Aggregate Principal Balance                                                                    $527,596,388
                                                                                                                       ------------
                                                                                                                       ------------

      E.  Pool Factor                                                                                                    84.415589%
                                                                                                                       ------------
                                                                                                                       ------------

II.   MONTHLY PERIOD NOTE BALANCE CALCULATION:

                                                              CLASS A-1       CLASS A-2     CLASS A-3     CLASS A-4        TOTAL
                                                              ---------       ---------     ---------     ---------        -----
      A.  Beginning of period Note Balance                   $25,530,128   $240,000,000   $100,000,000  $155,000,000   $520,530,128
                                                            ------------------------------------------------------------------------

      B.  Noteholders' Principal Distributable Amount         16,838,438              0              0             0     16,838,438
      C.  Noteholders' Accelerated Principal Amount            2,454,670              0              0             0      2,454,670
      D.  Accelerated Payment Amount Shortfall                    60,810              0              0             0         60,810
      E.  Note Prepayment Amount                                       0              0              0             0              0
      F.  Deficiency Claim Amount                                      0              0              0             0              0
                                                            ------------------------------------------------------------------------


      G.  End of period Note Balance                          $6,176,210   $240,000,000   $100,000,000  $155,000,000   $501,176,210
                                                            ------------------------------------------------------------------------
                                                            ------------------------------------------------------------------------

      H.  Note Pool Factors                                    4.750931%    100.000000%    100.000000%   100.000000%     80.188194%
                                                            ------------------------------------------------------------------------
                                                            ------------------------------------------------------------------------

III.  RECONCILIATION OF PRE-FUNDING ACCOUNT:

      A.  Beginning of period Pre-Funding Account balance                                                                        $0
                                                                                                                       ------------
      B.  Purchase of Subsequent Receivables                                                                       0
                                                                                                        ------------
      C.  Investment Earnings                                                                                      0
                                                                                                        ------------
      D.  Investment Earnings Transfer to Collections Account                                                      0
                                                                                                        ------------
      E.  Payment of Mandatory Prepayment Amount
                                                                                                        ------------
                                                                                                                                  0
                                                                                                                       ------------
      F.  End of period Pre-Funding Account balance                                                                              $0
                                                                                                                       ------------
                                                                                                                       ------------

IV.   CALCULATION OF PRINCIPAL DISTRIBUTABLE AMOUNT

      A.  Total Monthly Principal Amounts                                                                               $16,838,438
                                                                                                                       ------------
      B.  Required Pro-forma Security Balance                                                            474,836,749
                                                                                                        ------------
      C.  Pro-forma Security Balance (Assuming 100% Paydown
          of Total Monthly Principal Amounts)                                                            503,691,690
                                                                                                        ------------
      D.  Step-down Amount  (B. - C.)                                                                                             0
                                                                                                                       ------------
      E.  Principal Distributable Amount  (A.- D.)                                                                      $16,838,438
                                                                                                                       ------------
                                                                                                                       ------------


V.    RECONCILIATION OF CAPITALIZED INTEREST ACCOUNT:

      A.  Beginning of period Capitalized Interest  Account
          balance                                                                                                                $0
                                                                                                                       ------------
      B.  Monthly Capitalized Interest Amount                                                                      0
                                                                                                        ------------
      C.  Investment Earnings                                                                                      0
                                                                                                        ------------
      D.  Investment Earnings Transfer to Collections Account                                                      0
                                                                                                        ------------
      E.  Payment of Overfunded Capitalized Interest Amount                                                        0
                                                                                                        ------------
      F.  Payment of Remaining Capitalized Interest Account
                                                                                                        ------------
                                                                                                                                  0
                                                                                                                       ------------
      G.  End of period Capitalized Interest Account balance                                                                     $0
                                                                                                                       ------------
                                                                                                                       ------------

VI.   RECONCILIATION OF COLLECTION ACCOUNT:

      A.  Available Funds:

          (1)    Collections on Receivables during period
                      (net of Liquidation Proceeds)                                                      $20,762,829
                                                                                                        ------------
          (2)    Liquidation Proceeds collected
                      during period                                                                        1,805,989
                                                                                                        ------------
          (3)    Purchase Amounts deposited in Collection
                       Account
                                                                                                        ------------
          (4) (a)     Investment Earnings - Collection Account                                                52,905
                                                                                                        ------------
              (b)     Investment Earnings - Transfer From Prefunding Account                                       0
                                                                                                        ------------
              (c)     Investment Earnings - Transfer From Capitalized Interest Account                             0
                                                                                                        ------------
          (5)    Collection of Supplemental Servicing Fees

              (a)      Extension Fees                                                                        143,139
                                                                                                        ------------
              (b)      Repo and Recovery Fees Advanced                                                        94,050
                                                                                                        ------------
              (c)      Other Fees                                                                            116,902
                                                                                                        ------------
          (6)       Monthly Capitalized Interest Amount                                                            0
                                                                                                        ------------
          (7)       Mandatory Prepayment Amount
                                                                                                        ------------

          Total Available Funds                                                                                          22,975,814
                                                                                                                       ------------

      B.  Distributions:

          (1)      Base Servicing Fee and Supplemental Servicing Fees
                (a)    Base Servicing Fee                                                                  1,020,815
                                                                                                        ------------
                (b)    Repo and Recovery Fees                                                                 94,050
                                                                                                        ------------
                (c)    Bank Service Charges                                                                    9,642
                                                                                                        ------------
                (d)    Other Fees                                                                            116,902
                                                                                                        ------------
          (2)      Agent fees                                                                                    417
                                                                                                        ------------
          (3)      Refunds of Overpayments paid by AFS                                                        22,100
                                                                                                        ------------
          (4)      Noteholders' Interest Distributable Amount
                           (a)        Class A - 1                                                            106,922
                                                                                                        ------------
                           (b)        Class A - 2                                                          1,025,150
                                                                                                        ------------
                           (c)        Class A - 3                                                            435,201
                                                                                                        ------------
                           (d)        Class A - 4                                                            693,291
                                                                                                        ------------

          (5)      Noteholders' Principal Distributable Amount
                           (a)        Class A - 1                                                         16,838,438
                                                                                                        ------------
                           (b)        Class A - 2                                                                  0
                                                                                                        ------------
                           (c)        Class A - 3                                                                  0
                                                                                                        ------------
                           (d)        Class A - 4                                                                  0
                                                                                                        ------------

          (6)      Security Insurer Premiums                                                                 158,216
                                                                                                        ------------

          Total distributions                                                                                            20,521,144
                                                                                                                       ------------

      C.  Excess Available Funds  (or Deficiency Claim Amount )                                                           2,454,670
                                                                                                                       ------------

      D.  Noteholders' Accelerated Principal Amount                                                                      (2,454,670)
                                                                                                                       ------------

      E.  Deposit to Spread Account                                                                                              $0
                                                                                                                       ------------
                                                                                                                       ------------

VlI.  CALCULATION OF ACCELERATED PRINCIPAL AMOUNT

      A.  Excess Available Funds  (VI.C.)                                                                 $2,454,670
                                                                                                        ------------
      B.  Pro Forma Security Balance    (II.A.-II.B.)                                                    503,691,690
                                                                                                        ------------
      C.  Required Pro Forma Security Balance   (90% x (I.D.+III.F.)                                     474,836,749
                                                                                                        ------------
      D.  Excess of Pro Forma Balance over Required Balance   (B. - C.)                                   28,854,941
                                                                                                        ------------
      E.  End of Period  Class A-1 Note Balance (before accel. payments)                                   8,691,690
                                                                                                        ------------
      F.  Greater of D. or E.                                                                             28,854,941
                                                                                                        ------------
      G.  Accelerated Principal Amount  (lesser of  A. or F.)                                                            $2,454,670
                                                                                                                       ------------

VIII. CALCULATION OF ACCELERATED PAYMENT AMOUNT SHORTFALL

      A.  Pro Forma Security Balance                                                                    $503,691,690
                                                                                                        ------------
      B.  Required Pro Forma Security Balance                                                            474,836,749
                                                                                                        ------------
      C.  Excess of Pro Forma Balance over Required Balance   (A. - B.)                                   28,854,941
                                                                                                        ------------
      D.  End of Period  Class A-1 Note Balance (before accel. payments)                                   8,691,690
                                                                                                        ------------
      E.  Greater of C. or D.                                                                             28,854,941
                                                                                                        ------------
      F.  Excess Available Funds  (VI.C.)                                                                  2,454,670
                                                                                                        ------------
      G.  Investment Earnings on Collection Account                                                           52,905
                                                                                                        ------------
      H.  Accelerated Payment Amount Shortfall (E.- F.+G.)                                                              $26,453,176
                                                                                                                       ------------

IX.   RECONCILIATION OF SPREAD ACCOUNT:

      A.  Beginning of period Spread Account balance                                                                    $18,749,964
                                                                                                                       ------------

      B.  Additions to Spread Account
          (1)       Deposits from Collections Account    (VI. E.)                                                  0
                                                                                                        ------------
          (2)       Investment Earnings                                                                       60,810
                                                                                                        ------------
          (3)       Deposits Related to Subsequent Receivables Purchases                                           0
                                                                                                        ------------

          Total Additions                                                                                                    60,810
                                                                                                                       ------------

      C.  Spread Account balance available for  withdrawals                                                              18,810,774
                                                                                                                       ------------

      D.  Requisite Amount of Spread Account
           (1)       Initial Spread Account Deposit                                                      $14,682,584
                                                                                                        ------------
           (2)       Subsequent Spread Account Deposits                                                    4,067,380
                                                                                                        ------------
           (3)       Total Initial & Subsequent Spread Account Deposits (1)+(2)                           18,749,964
                                                                                                        ------------
           (4)       $100,000                                                                                100,000
                                                                                                        ------------
           (5)       1 1/2% of Original Pool Balance (total deliveries)                                   $9,374,982
                                                                                                        ------------
           (6)       End of period Note Balance (before accel. principal shortfall calc)                 501,237,020
                                                                                                        ------------
           (7)       Lesser of (5) or (6)                                                                  9,374,982
                                                                                                        ------------
           (8)       Floor Amount Greater of (4) or (7)                                                    9,374,982
                                                                                                        ------------
           (9)       Aggregate Principal Balance                                                         527,596,388
                                                                                                        ------------
          (10)       End of period Note Balance (before accel. principal shortfall calc)                 501,237,020
                                                                                                        ------------
          (11)      Line (9) less line (10)                                                               26,359,368
                                                                                                        ------------
          (12)      OC level     (11) / (9)                                                                    5.00%
                                                                                                        ------------
          (13)      13% less OC level, if OC level is greater than 10%                                          n/a
                                                                                                        ------------
          (14)      If OC level is equal to or greater than 10%, Percent
                      in (13) x End of Period Aggregate Principal Balance                                       n/a
                                                                                                        ------------
          (15)      If OC level is less than 10%, 3% of Original Pool Balance
                      (total deliveries)                                                                  18,749,964
                                                                                                        ------------
          (16)       15% of end of period Aggregate Principal Balance if
                      Trigger Date                                                                              n/a
                                                                                                        ------------

          Requisite Amount of Spread Account (either (3), (8), (14), (15),
            or (16) as applicable)                                                                        18,749,964
                                                                                                                       ------------

      E.  Withdrawals from Spread Account
          (1)       Priority First - Deficiency Claim Amount
                                                                                                        ------------
          (2)       Priority Second through Third
                                                                                                        ------------
          (3)       Priority Fourth - Accelerated Payment Amount Shortfall                    26,453,176
                                                                                            ------------
                        Accelerated Payment Amount Shortfall in Excess of Requisite Amount                    60,810
                                                                                                        ------------
          (4)       Priority Fifth through Sixth
                                                                                                        ------------
          (5)       Priority Seventh - to Servicer
                                                                                                        ------------

          Total withdrawals                                                                                                  60,810
                                                                                                                       ------------


      F.  End of period Spread Account balance                                                                          $18,749,964
                                                                                                                       ------------

X.    MONTHLY PERIOD NUMBER OF RECEIVABLES CALCULATION:

      A.  Beginning of period number of Receivables                                                                          44,676
                                                                                                                       ------------

      B.  Number of Subsequent Receivables Purchased                                                                              0
                                                                                                                       ------------

      C.  Number of Receivables becoming Liquidated
                 Receivables during period                                                                                      300
                                                                                                                       ------------

      D.  Number of Receivables becoming Purchased
                 Receivables during period
                                                                                                                       ------------

      E.  Number of Receivables paid off during period                                                                          585
                                                                                                                       ------------

      F.  End of period number of Receivables                                                                                43,791
                                                                                                                       ------------
                                                                                                                       ------------


XI.   STATISTICAL DATA:

      A.  Weighted Average APR of the Receivables                                                                            18.35%
                                                                                                                       ------------

      B.  Weighted Average Remaining Term of the Receivables                                                                  48.98
                                                                                                                       ------------

      C.  Average Receivable Balance                                                                                        $12,048
                                                                                                                       ------------

      D.  Aggregate Realized Losses                                                                                      $9,291,654
                                                                                                                       ------------




By:
               -----------------------------------------
Name:          Preston A. Miller
               -----------------
Title:         Executive Vice President And Treasurer
               --------------------------------------
Date:          July 1, 1999
               ------------

                 AmeriCredit Automobile Receivables Trust 1998-D
                      Class A-1 5.199 % Asset Backed Notes
                   Class A-2 Floating Rate Asset Backed Notes
                   Class A-3 Floating Rate Asset Backed Notes
                   Class A-4 Floating Rate Asset Backed Notes
                             Servicer's Certificate


This Servicer's Certificate has been prepared pursuant to Section 4.9 of the Sale and Servicing Agreement among AmeriCredit Automobile Receivables Trust 1998-D, as Issuer, AmeriCredit Financial Services, Inc., as Servicer, AFS Funding Corp., as Seller, and Bank One, N.A., as Backup Servicer and Trust Collateral Agent, dated as of December 1, 1998. Defined terms have the meanings assigned to them in the Sale and Servicing Agreement or in other Transaction Documents.



The undersigned hereby certifies that no Trigger Event has occurred on the related Determination Date and that, to the knowledge of the Servicer, no Insurance Agreement Event of Default has occurred.



Monthly Period Beginning:          06/01/99
Monthly Period Ending:             06/30/99


I.           MONTHLY PERIOD NOTE BALANCE CALCULATION:

                                                         Class A-1       Class A-2      Class A-3       Class A-4        TOTAL
                                                         ---------       ---------      ---------       ---------        -----
             A.   Preliminary End of period Note
                    Balance                              $6,176,210    $240,000,000   $100,000,000    $155,000,000   $501,176,210
                                                       ---------------------------------------------------------------------------

             B.   Deficiency Claim Amount                         0               0              0               0              0

             C.   End of period Note Balance             $6,176,210    $240,000,000   $100,000,000    $155,000,000   $501,176,210
                                                       ---------------------------------------------------------------------------
                                                       ---------------------------------------------------------------------------

             D.   Note Pool Factors                       4.750931%     100.000000%    100.000000%     100.000000%     80.188194%
                                                       ---------------------------------------------------------------------------
                                                       ---------------------------------------------------------------------------

II.          RECONCILIATION OF SPREAD ACCOUNT:

             A.   Preliminary End of period Spread Account balance                                                    $18,749,964
                                                                                                                   ---------------

             B.   Priority First - Deficiency Claim Amount from preliminary certificate                                         0
                                                                                                                   ---------------

             C.   End of period Spread Account balance                                                                $18,749,964
                                                                                                                   ---------------

X.          PERFORMANCE TESTS:

             A.   Delinquency Ratio
                  (1)   Receivables with Scheduled Payment
                          delinquent more than 60 days
                          at end of period                                                             $10,718,627
                                                                                                   ----------------
                  (2)   Purchased Receivables with Scheduled Payment
                          delinquent more than 60 days at end of
                          period
                                                                                                   ----------------
                  (3)   Beginning of period Principal Balance                                          544,434,826
                                                                                                   ----------------
                  (4)   Delinquency Ratio (1)+(2) divided by (3)                                                            1.97%
                                                                                                                   ---------------
                  (5)   Previous Monthly Period Delinquency Ratio                                                           1.86%
                                                                                                                   ---------------
                  (6)   Second previous Monthly Period Delinquency Ratio                                                    1.71%
                                                                                                                   ---------------
                  (7)   Average Delinquency Ratio (4)+(5)+(6)
                          divided by 3                                                                                      1.85%
                                                                                                                   ---------------
                  (8)   Compliance (Delinquency Test Failure is a
                          Delinquency Ratio equal to or greater than 5.00%)                                               yes
                                                                                                                   ---------------

             B.   Cumulative Default Rate
                  (1)   Defaulted Receivables in Current Period                                         $4,487,628
                                                                                                   ----------------
                  (2)   Cumulative Defaulted Receivables Including
                          Defaulted Receivables in Current Period                                       26,779,921
                                                                                                   ----------------
                  (3)   Original Pool Balance                                                          624,998,767
                                                                                                   ----------------
                  (4)   Cumulative Default Rate (2) divided by (3)                                                           4.28%
                                                                                                                   ---------------
                  (5)   Compliance (Default Test Failure is a Cumulative
                          Default Rate equal to or greater than 11.81%.)                                                 yes
                                                                                                                   ---------------


             C.   Cumulative Net Loss Rate
                  (1)   Receivables becoming Liquidated Receivables
                          during period                                                                 $3,462,649
                                                                                                   ----------------
                  (2)   Purchased Receivables with Scheduled
                          Payment delinquent more than 30 days at end of
                            period
                                                                                                   ----------------
                  (3)   Cram Down Losses occurring during period
                                                                                                   ----------------
                  (4)   Liquidation Proceeds collected during period                                    (1,805,989)
                                                                                                   ----------------
                  (5)   Net Losses during period (1)+(2)+(3)-(4)                                         1,656,660
                                                                                                   ----------------
                  (6)   Net Losses since Initial Cut-off Date (Beginning
                          of Period)                                                                     7,634,994
                                                                                                   ----------------
                  (7)   Cumulative Net Loss Rate before 50% of 90 Day
                          Delinquencies (5) + (6) divided by (9)                                                             1.49%
                                                                                                                   ---------------
                  (8)   50% of Receivables with Scheduled Payment
                          delinquent more than 90 days at end of period                                  3,663,958
                                                                                                   ----------------
                  (9)   Original Aggregate Principal Balance plus
                          Pre-Funded Amount as of the Closing Date                                     625,000,000
                                                                                                   ----------------
                 (10)   Cumulative Net Loss Rate (5)+(6)+(7)
                          divided by (8)                                                                                     2.07%
                                                                                                                   ---------------
                 (11)   Compliance (Net Loss Test Failure is a
                          Net Loss Rate equal to or greater than 6.75%.)                                                 yes
                                                                                                                   ---------------


             D.   Extension Rate
                  (1)   Principal Balance of Receivables extended during
                          current period                                                               $15,135,724
                                                                                                   ----------------
                  (2)   Beginning of Period Aggregate Principal Balance                                544,434,826
                                                                                                   ----------------
                  (3)   Extension Rate (1) divided by (2)                                                                    2.78%
                                                                                                                   ---------------
                  (4)   Previous Monthly Extension Rate                                                                      1.99%
                                                                                                                   ---------------
                  (5)   Second previous Monthly Extension Rate                                                               1.22%
                                                                                                                   ---------------
                  (6)   Average Extension Rate (3)+(4)+(5)
                          divided by 3                                                                                       2.00%
                                                                                                                   ---------------
                  (7)   Compliance (Extension Test Failure is an
                          Extension Rate equal to or greater than 4%.)                                                   yes
                                                                                                                   ---------------

XI.         DELINQUENCY:

             A.   Receivables with Scheduled Payment delinquent
                  (1)   31-60 days                                        #             3,516          $43,975,098           8.08%
                                                                         ---------------------------------------------------------
                  (2)   61-90 days                                                        671            8,189,817           1.50%
                                                                         ---------------------------------------------------------
                  (3)   over 90 days                                                      204            2,528,810           0.46%
                                                                         ---------------------------------------------------------

                  Receivables with Scheduled Payment delinquent
                     more than 30 days at end of period                                 4,391          $54,693,725          10.05%
                                                                         ---------------------------------------------------------
                                                                         ---------------------------------------------------------



By:
               -----------------------------------------
Name:          Preston A. Miller
               -----------------
Title:         Executive Vice President And Treasurer
               --------------------------------------
Date:          July 6, 1999
               ------------


                                       2